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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 27, 2005

                              KRAMONT REALTY TRUST
               (Exact Name of Registrant as Specified in Charter)

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
                Maryland                                     1-15923                             25-6703702
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(State or other jurisdiction of                     (Commission File Number)                  (I.R.S. Employer
incorporation or organization)                                                              Identification No.)
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                                 Plymouth Plaza
                            580 West Germantown Pike
                      Plymouth Meeting, Pennsylvania 19462
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          (Address, including zip code, of Principal Executive Offices)
       Registrant's telephone number, including area code: (610) 825-7100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger Agreement

      As previously reported, Kramont Realty Trust ("Kramont") and its controlled operating partnership subsidiaries, Kramont Operating Partnership, L.P. ("Kramont OP") and Montgomery CV Realty L.P. ("Montgomery OP"), have entered into an Agreement and Plan of Merger, dated as of December 18, 2004 (the "Original Merger Agreement"), with Centro Watt America REIT III LLC, CWAR OP Merger Sub, LLC ("Merger Sub") and CWAR OP Merger Sub II, LLC ("Merger Sub II"), Centro Properties Limited ("Centro Properties"), CPT Manager Limited, both in its capacity as the responsible entity of Centro Property Trust ("Centro Trust" and together with Centro Properties, the "Parent Parties") and in its own right. Kramont, Kramont OP and Montgomery OP have entered into an Amended and Restated Agreement and Plan of Merger, dated as of January 27, 2005 (the "Merger Agreement"), with Centro Watt America III, L.P. ("Acquiror"), Centro Watt America III OP, LLC (Acquiror Subsidiary"), Merger Sub, Merger Sub II, CWAR OP Merger Sub III Trust ("REIT Merger Sub"), Centro Properties, CPT Manager Limited, both in its capacity as the responsible entity of Centro Trust and in its own right, amending and restating the Original Merger Agreement. Acquiror, Acquiror Subsidiary, Merger Sub, Merger Sub II and REIT Merger Sub are together herein referred to as the "Purchaser Parties."

      Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Kramont OP, with Kramont OP being the surviving entity and simultaneously Merger Sub II will be merged with and into Montgomery OP, with Montgomery OP being the surviving entity; immediately thereafter Kramont will be merged with and into REIT Merger Sub, with REIT Merger Sub being the surviving entity. Under the Merger Agreement, at the effective time of the mergers, the following will occur:


      (i) each outstanding common unit of Kramont OP ("Kramont Common Unit") shall be converted into the right to receive $23.50, subject to adjustment as described below, in cash, without interest; each outstanding class B-1 preferred unit of Kramont OP ("Kramont B-1 Unit") will be converted into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the effective time of the merger of Merger Sub into Kramont OP) in cash, without interest; and each outstanding class E preferred unit of Kramont OP ("Kramont E Unit") will be converted into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the effective time of the merger of Merger Sub into Kramont OP) in cash, without interest;

      (ii) each outstanding limited partnership unit of Montgomery OP ("Montgomery OP Unit"), other than units owned by Kramont or any Kramont subsidiary or by the Purchaser Parties or any of their respective subsidiaries, shall be converted into the right to receive $23.50, subject to adjustment as described below, in cash, without interest;

      (iii) each outstanding share of Kramont's common shares of beneficial interest, par value $0.01 per share ("Common Shares"), other than Common Shares owned by any subsidiary of Kramont or by the Purchaser Parties or any of their respective subsidiaries, shall be converted into the right to receive $23.50, subject to adjustment as described below (the "Common Share Merger Consideration"), in cash, without interest;

      (iv) each outstanding share of Kramont's 9.75% Series B-1 Cumulative Convertible Preferred Shares, par value $0.01 per share ("Series B-1 Preferred Shares"), other than Series B-1 Preferred Shares owned by any subsidiary of Kramont or by the Purchaser Parties or any of their respective subsidiaries, will be converted into the right to receive one share of Series B-1 Preferred Stock of REIT Merger Sub ("New Series B-1 Preferred Shares"). Prior to the mergers, REIT Merger Sub will have adopted a plan of liquidation to liquidate, dissolve and wind up its affairs (the "Liquidation") in accordance with Maryland law, which Liquidation will become effective immediately following the effective time of the merger of Kramont into REIT Merger Sub. REIT Merger Sub's plan of liquidation will provide that each share of New Series B-1 Preferred Stock will be entitled to a liquidating distribution equal to $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the effective time of the Liquidation) in cash, without interest;

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      (v) each outstanding share of Kramont's 8.25% Series E Cumulative
Redeemable Preferred Shares, par value $0.01 per share ("Series E Preferred Shares"), other than Series E Preferred Shares owned by any subsidiary of Kramont or by the Purchaser Parties or any of their respective subsidiaries, will be converted into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the effective time of the merger of Kramont into REIT Merger Sub) in cash, without interest; and

      (vi) each outstanding option to acquire Common Shares, whether or not then exercisable or vested, shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the excess, if any, of the Common Share Merger Consideration per share over the exercise or purchase price per share of such option, and (b) the number of Common Shares subject thereto.

      Holders of Series B-1 Preferred Shares currently are entitled to convert such shares into Common Shares in accordance with the terms and procedures set forth in Kramont's Amended and Restated Declaration of Trust, as supplemented.

      On December 7, 2004, Kramont declared a regular quarterly cash distribution of $0.325 per Common Share and per Kramont OP Unit and $0.29 per Montgomery OP Unit, which was paid January 21, 2005 on the Common Shares and January 20 on the Kramont OP Units and Montgomery OP Units, to shareholders and unitholders of record on January 3, 2005 (the "2004 Fourth Quarter Distributions"). In the event Kramont, Kramont OP or Montgomery OP declares and pays any distribution other than the 2004 Fourth Quarter Distributions on the Common Shares, the Kramont OP Units or the Montgomery OP Units, the consideration per share or per unit, as the case may be, to be received by the holders of such securities at the effective time of the mergers will be reduced by the per share or per unit amount of such additional distributions on the respective securities.

      The Merger Agreement further provides that all trustees and directors (and comparable managers, officers and other personnel requested by Acquiror) of Kramont and each Kramont subsidiary will resign effective upon the consummation of the mergers. Louis P. Meshon, Sr., the President, Chief Executive Officer and a trustee of Kramont, is expected to leave his current position following the completion of the mergers. Following the mergers, Kramont will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Shares, Series B-1 Preferred Shares and Series E Preferred Shares will cease to be traded on the New York Stock Exchange. The mergers are subject to approval by the holders of

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Kramont's Common Shares and Series B-1 Preferred Shares voting together as a single class, the receipt of regulatory approvals and other customary closing conditions.

      The Merger Agreement provides that the Parent Parties, upon the terms and subject to the conditions set forth therein, jointly and severally, unconditionally and irrevocably guarantee prior to the effective time of the mergers, to each of the Company Parties and, on or after the effective time of the mergers, to the former holders of Common Shares, Series B-1 Preferred Shares, Series E Preferred Shares, Kramont Common Units, Kramont B-1 Units, Kramont E Units, Montgomery OP Units and Company Options and each current and former trustee, director, officer, general partner, managing member, manager or fiduciary of Kramont or any Kramont subsidiary, in their capacities as such, the due and punctual payment in full of each obligation of the Purchaser Parties under the Merger Agreement, as it may be from time to time amended, supplemented or modified in accordance with its respective terms, and the transactions contemplated thereby. The guarantee constitutes a continuing guarantee of payment and not collection.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

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
EXHIBIT NO.                   DESCRIPTION
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
    99.1 Amended and Restated Agreement and Plan of Merger, dated as of January 27, 2005, by and among Centro Watt America III, L.P., Centro Watt America III OP, LLC, CWAR OP Merger Sub, LLC, CWAR OP Merger Sub II, LLC, CWAR OP Merger Sub III Trust, Centro Properties Limited, Centro Property Trust, Kramont Realty Trust, Kramont Operating Partnership, L.P. and Montgomery CV Realty L.P.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           KRAMONT REALTY TRUST

Date: January 27, 2005                     By:   /s/ Louis P. Meshon, Sr.
                                                 ______________________________
                                                 Louis P. Meshon, Sr.
                                                 President

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